Derivatives and Hedging - Schedule of Change in Accumulated Other Comprehensive Income Relating to Gains or Losses on Derivatives (Details) - USD ($) $ in Thousands		3 Months Ended	9 Months Ended
		Sep. 30, 2025	Sep. 30, 2025
Schedule of Change in Accumulated Other Comprehensive Income Relating to Gains or Losses on Derivatives [Abstract]
Other comprehensive income before reclassifications		$ (207)	$ (1,555)
Amounts reclassified out of accumulated other comprehensive income	[1]	721	1,335
Other comprehensive income, net		$ 514	$ (220)

[1]	Amounts of gains reclassified from other comprehensive income into profit or loss are recorded in cost of revenue and operating expenses. In the nine months ended September 30, 2025, $36 thousand, $837 thousand, $267 thousand and $195 thousand were recorded in cost of revenue, research and development, sales and marketing and general and administrative expenses, respectively.